MERCURY SMALL CAP VALUE FUND, INC.

     Supplement dated December 30, 2002 to Prospectus dated July 25, 2002

     The Board of Directors of Mercury Small Cap Value Fund, Inc. (the "Fund") has approved an Agreement and Plan of Reorganization that provides for Merrill Lynch Small Cap Value Fund, Inc. ("ML Small Cap Value") to acquire substantially all of the assets of the Fund and to assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of ML Small Cap Value (the "Reorganization"). The Fund and ML Small Cap Value invest all of their assets in Master Small Cap Value Trust. The investment objectives and policies of the Fund, ML Small Cap Value, and Master Small Cap Value Trust are identical. If the Reorganization takes place, Fund stockholders will be entitled to receive the same or equivalent class of shares of ML Small Cap Value as such stockholder held in the Fund immediately prior to the Reorganization. In connection with the Reorganization, the Fund has suspended sales of its shares, other than pursuant to automatic investment plans, the automatic dividend reinvestment plan, certain 401(k) programs and college savings programs pursuant to Section 529 of the Internal Revenue Code of 1986, as amended, as of December 27, 2002.

     Completion of the Reorganization requires, among other things, the approval of the Fund's stockholders. A special meeting of the Fund's stockholders will be called to consider the Reorganization. If all of the required approvals are obtained, it is expected that the Reorganization will take place during the first calendar quarter of 2003. If the Reorganization takes place, the Fund will be dissolved in accordance with the laws of the State of Maryland and deregistered as an investment company under the Investment Company Act of 1940, as amended.